UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2010

ABERCROMBIE & FITCH CO.
 (Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio	43054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 283-6500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 3, 2010, Abercrombie & Fitch Co. (the “Registrant”) issued a press release reporting net sales and comparable store sales for the four-week period ended May 29, 2010 and for the fiscal year-to-date. A copy of the June 3, 2010 press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the June 3, 2010 press release, the Registrant made available by telephone a pre-recorded message addressing the Registrant’s net sales and comparable store sales for the four-week period ended May 29, 2010. To listen to this pre-recorded sales message, dial (800) 395-0662, or internationally, dial (402) 220-1262. A copy of the pre-recorded sales message transcript is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable.

(d) Exhibits:

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release issued by Abercrombie & Fitch Co. on June 3, 2010
99.2	Transcript of pre-recorded message of Abercrombie & Fitch Co. addressing net sales and comparable store sales for four-week period ended May 29, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: June 3, 2010

By: /s/ Jonathan E. Ramsden
Jonathan E. Ramsden
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated June 3, 2010
Abercrombie & Fitch Co.

Exhibit No.	Description
99.1	Press release issued by Abercrombie & Fitch Co. on June 3, 2010
99.2	Transcript of pre-recorded message of Abercrombie & Fitch Co. addressing net sales and comparable store sales for four-week period ended May 29, 2010